UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2016

NRG YIELD LLC

(Exact name of Registrant as specified in its charter)

Delaware	333-203369	32-0407370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 9, 2016, NRG Yield, Inc. (“Yield Inc.”) and NRG Yield LLC entered into an Equity Distribution Agreement (the “Agreement”) with Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC (collectively, the “Agents”). Pursuant to the terms of the Agreement, Yield Inc. may offer and sell shares of its Class C common stock, par value $0.01 per share, from time to time through the Agents, as Yield Inc.’s sales agents for the offer and sale of the shares, up to an aggregate sales price of $150,000,000. Sales of the shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange, to or through a market maker or directly on or through an electronic communications network at market prices or as otherwise agreed with the Agents. Yield Inc. intends to use the net proceeds from the sale of the shares for general corporate purposes, which may include the repayment of indebtedness and the funding of acquisitions and investments.

Under the terms of the Agreement, Yield Inc. also may sell shares of its Class C common stock to any of the Agents, as principal for its own account, at a price agreed upon at the time of sale. If Yield Inc. agrees to sell shares to any Agent as principal, it will enter into a separate terms agreement with such Agent, and will describe such agreement in a separate prospectus supplement or free writing prospectus.

The shares will be issued pursuant to a prospectus supplement to Yield Inc.’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-205140) which became effective upon filing with the Securities and Exchange Commission on June 22, 2015.

The Agreement is filed as Exhibit 1.1 to Yield Inc.’s Current Report on Form 8-K dated August 9, 2016, and the description of the Agreement is qualified in its entirety by reference to such exhibit.

Cautionary Statement Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks, uncertainties and assumptions and typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “plan,” “believe” and similar terms. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated herein include, among others, general economic conditions, hazards customary in the power industry, weather conditions, including wind and solar performance, competition in wholesale power markets, the volatility of energy and fuel prices, failure of customers to perform under contracts, changes in the wholesale power markets, changes in government regulation, the condition of capital markets generally, the Company’s ability to access capital markets, unanticipated outages at the Company’s generation facilities, adverse results in current and future litigation, failure to identify or successfully execute acquisitions, the Company’s ability to enter into new contracts as existing contracts expire, the Company’s ability to acquire assets from NRG Energy, Inc. or third parties, the Company’s ability to maintain or create successful partnering relationships with NRG Energy, Inc. and other third parties, the Company’s ability to close drop-down transactions, and the Company’s ability to maintain and grow its quarterly dividends. Furthermore, any dividends are subject to available capital, market conditions, and compliance with associated laws and regulations.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause the Company’s actual results to differ materially from those contemplated in the forward-looking statements included in this Form 8-K should be considered in connection with information regarding risks and uncertainties that may affect the Company’s future results included in the Company’s other filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1

Equity Distribution Agreement, dated August 9, 2016, by and among NRG Yield, Inc., NRG Yield LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC (incorporated by reference to Exhibit 1.1 of NRG Yield, Inc.’s Form 8-K dated August 9, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield LLC
(Registrant)

By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated:  August 9, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1

Equity Distribution Agreement, dated August 9, 2016, by and among NRG Yield, Inc., NRG Yield LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC (incorporated by reference to Exhibit 1.1 of NRG Yield, Inc.’s Form 8-K dated August 9, 2016).